Exhibit 10.41

AMENDMENT NO. 10
TO THE
ENSCO SAVINGS PLAN
(As Revised and Restated Effective January 1, 1997)

          THIS AMENDMENT NO. 10, executed this 26th day of December, 2006, and effective the first day of January, 2006, except as specifically provided otherwise to the contrary herein, by ENSCO International Incorporated, having its principal office in Dallas, Texas (hereinafter referred to as the "Company").

W I T N E S S E T H

          WHEREAS, the Company revised and restated the ENSCO Savings Plan (the "Plan"), effective January 1, 1997, except for certain provisions for which another effective date was subsequently provided elsewhere in the terms of the Plan, to (i) incorporate the prior amendments to the Plan, (ii) incorporate such other provisions as were necessary due to the merger of the Penrod Thrift Plan and the Dual 401(k) Plan into the Plan, (iii) clarify the definition of "annual compensation" used for nondiscrimination testing under Sections 401(k) and 401(m) of the Code, and (iv) bring the Plan into compliance with the Internal Revenue Code of 1986, as amended (the "Code"), as modified by the Small Business Job Protection Act of 1996, the General Agreement on Tariffs and Trade under the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, as well as all applicable rules, regulations and administrative pronouncements enacted, promulgated or issued since the date the Plan was last restated;

          WHEREAS, the Company adopted Amendment No. 1 to the revised and restated Plan, effective January 1, 2002, to reflect the proposed Treasury regulations (the "Proposed Regulations") issued under Section 401(a)(9) of Code;

          WHEREAS, the Company adopted Amendment No. 2 to the revised and restated Plan, effective as of January 1, 2002, except as specifically otherwise in Amendment No. 2, to (i) reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") which generally became applicable to the Plan effective as of January 1, 2002, and (ii) constitute good faith compliance with the requirements of EGTRRA;

          WHEREAS, the Pension and Welfare Benefits Administration of the Department of Labor issued final regulations establishing new standards for processing benefit claims of participants and beneficiaries under Section 15.6 of the Plan which have been clarified by further guidance from the Pension and Welfare Benefits Administration (collectively the "Final Claims Procedure Regulations");

          WHEREAS, the Proposed Regulations for which the revised and restated Plan was amended by Amendment No. 1 were replaced by final Treasury regulations that were issued April 17, 2002 under section 401(a)(9) of the Code relating to required minimum distributions under Section 15.4 of the Plan (the "Final Required Minimum Distribution Regulations");

          WHEREAS, the Company acquired Chiles Offshore Inc. ("Chiles"), effective August 7, 2002, pursuant to a merger agreement among the Company, Chore Acquisition, Inc. ("Chore"), a wholly-owned subsidiary of the Company, and Chiles, whereby Chiles was merged with and into Chore, with Chore being the surviving company and continuing to exist as a wholly-owned subsidiary of the Company and the successor sponsor to Chiles of the Chiles Offshore Inc. 401(k) Retirement Savings Plan (the "Chiles 401(k) Plan");

          WHEREAS, the employees of Chiles that continued as employees of a subsidiary of the Company on and after August 7, 2002 continued to be eligible to participate in the Chiles 401(k) Plan through September 30, 2002 and then became eligible to participate in the Plan effective October 1, 2002;

          WHEREAS, the Chiles 401(k) Plan was merged into the Plan effective October 1, 2002 and the assets of the Chiles 401(k) Plan were transferred on October 1, 2002 from the trust established pursuant to the Chiles 401(k) Plan to the trust established pursuant to the Plan;

          WHEREAS, the Company adopted Amendment No. 3 to the revised and restated Plan, effective as of October 1, 2002, unless specifically provided otherwise in Amendment No. 3, to, among other things, (i) revise Section 15.6 of the Plan to provide that the administrator of the Plan shall process benefit claims of participants and beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan which shall comply with the Final Claims Procedure Regulations, as may be amended from time to time, (ii) reflect the Final Required Minimum Distribution Regulations by amending Section 15.4 of the Plan consistent with the Model Amendment provided by the Internal Revenue Service in Rev. Proc. 2002-29, (iii) permit participation in the Plan on October 1, 2002 (the "Date of Participation") by all employees of Chiles who are both eligible to participate in the Chiles 401(k) Plan as of September 30, 2002 and are employed by the Company or a subsidiary of the Company on October 1, 2002, (iv) provide all employees of Chiles who begin to participate in the Plan as of the Date of Participation with credit for all actual service with Chiles for purposes of the eligibility and vesting provisions of the Plan, (v) provide that any participant in the Chiles 401(k) Plan who has credit under the Chiles 401(k) Plan for at least three years of vesting service as of the Date of Participation shall continue to vest under the Plan in his account balance in the Plan pursuant to the vesting schedule contained in the Chiles 401(k) Plan, (vi) provide that any participant in the Chiles 401(k) Plan who has credit under the Chiles 401(k) Plan for two years of vesting service as of the Date of Participation shall remain 40% vested in his account balance in the Plan but, subsequent to the Date of Participation, shall continue to vest in his account balance in the Plan pursuant to the vesting schedule of the Plan, (vii) provide that any participant in the Chiles 401(k) Plan who has credit under the Chiles 401(k) Plan for one year of vesting service as of the Date of Participation shall remain 20% vested in his account balance in the Plan but, subsequent to the Date of Participation, shall continue to vest in his account balance in the Plan pursuant to the vesting schedule of the Plan, (viii) provide that any participant in the Chiles 401(k) Plan as of the Date of Participation shall become fully vested in his account balance in the Plan as of the date he has both attained age 55 and received credit under the Plan for at least five years of vesting service, and (ix) provide that any participant in the Chiles 401(k) Plan as of the Date of Participation shall be eligible for an in-service withdrawal from the Plan under Section 15.5(c) of the Plan once every six months after he has attained 59-1/2;

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          WHEREAS, the Company adopted Amendment No. 4 to the revised and restated Plan to retroactively amend the definition of Profit Sharing Entry Date in Section 1.16 of the Plan to conform the terms of Section 1.16 of the Plan to the actual operation of the Plan as authorized by Section 2.07(3) of Appendix B to Rev. Proc. 2002-47;

          WHEREAS, the Company adopted Amendment No. 5 to the revised and restated Plan to (i) reduce the service requirement to become eligible to participate in the 401(k) feature of the Plan, (ii) revise the requirements for an election to participate in the 401(k) feature of the Plan and for subsequent amendments to a salary reduction agreement, and (iii) increase the maximum deferral percentage that may be elected under a salary reduction agreement;

          WHEREAS, EGTRRA amended Section 401(a)(31)(B) of the Code to require that mandatory distributions of more than $1,000 from the Plan be paid in a direct rollover to an individual retirement plan as defined in Sections 408(a) and (b) of the Code if the distributee does not make an affirmative election to have the amount paid in a direct rollover to an eligible retirement plan or to receive the distribution directly and I.R.S. Notice 2005-5 provides that this provision becomes effective to the Plan for distributions on or after March 28, 2005;

          WHEREAS, the Company adopted Amendment No. 6 to the revised and restated Plan (i) effective as of September 1, 2005, to increase the normal retirement age under the Plan from age 60 to age 65, and (ii) effective as of March 28, 2005, to comply with the provisions of Section 401(a)(31)(B) of the Code, as amended by EGTRRA and the guidance issued in I.R.S. Notice 2005-5 relating to the application of the new rules in connection with automatic rollovers of certain mandatory distributions;

          WHEREAS, the Katrina Emergency Tax Relief Act of 2005 ("KETRA") amended the Code to immediately authorize tax-favored withdrawals and special provisions for loans from qualified retirement plans to provide relief relating to Hurricane Katrina;

          WHEREAS, the Company adopted Amendment No. 7 to the revised and restated Plan, effective as of October 3, 2005, to provide temporary relief to certain participants and related individuals affected by Hurricane Katrina in the form of (i) hardship withdrawals from the Plan, and (ii) modified loan provisions for certain loans from the Plan;

          WHEREAS, the Gulf Opportunity Zone Act of 2005 amended the Code to expand the hurricane-related relief provided under KETRA to victims of Hurricane Rita and Hurricane Wilma;

          WHEREAS, the Company adopted Amendment No. 8 to the revised and restated Plan to provide temporary relief to certain participants and related individuals affected by Hurricane Rita and/or Hurricane Wilma in the form of (i) hardship withdrawals from the Plan, and (ii) modified loan provisions for certain loans from the Plan;

          WHEREAS, the Company adopted Amendment No. 9 to the revised and restated Plan, effective January 1, 2007, to reduce the service requirement to become eligible to participate in the profit sharing feature of the Plan with respect to employees who are employed or reemployed after December 31, 2006;

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          WHEREAS, the Department of Treasury issued final regulations under Sections 401(k) and 401(m) of the Code which generally became applicable to the Plan effective as of January 1, 2006 (collectively the "Final 401(k)/401(m) Regulations"); and

          WHEREAS, the Company now desires to adopt this Amendment No. 10 to the revised and restated Plan (i) effective as of January 1 2006, to reflect the Final 401(k)/401(m) Regulations and to constitute good faith compliance with the Final 401(k)/(m) Regulations and (ii) effective as of January 1, 2007, to exclude Carl F. Thorne from further participation in the profit sharing feature of the Plan;

          NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following Amendment No. 10 to the Plan:

1. A new Section 2.8 is hereby added to the Plan to read as follows:

          Sec. 2.8   Exclusion of Carl F. Thorne from the Profit Sharing Feature of the Plan.  Notwithstanding the foregoing provisions of this Article II and any other provision of the Plan, effective as of January 1, 2007, Carl F. Thorne shall be excluded from participation in the profit sharing feature of the Plan and the allocation of Employer profit sharing contributions, if any, under Section 7.4 of the Plan that are made pursuant to Section 3.3 of the Plan for any Year beginning on or after January 1, 2007.

2. Section 3.1 of the Plan is hereby amended to read as follows:
Sec. 3.1 Salary Reduction Contributions.
(a) Amount of Contributions. On satisfying the requirements of Article II for participation in the 401(k) feature of the Plan, an eligible Employee may elect to have the Employer make Salary Reduction Contributions to the Trust Fund on his behalf by executing an enrollment form or, if allowed by the Administrator, by giving an Interactive Electronic Communication, containing a salary reduction agreement as described in Section 3.1(b). The terms of any such salary reduction agreement shall provide that the Employee agrees to accept a reduction in his Annual Compensation from his Employer in an amount equal to not less than one percent but up to 10 percent (in whole percentages) of his Annual Compensation per payroll period, subject to the restrictions and limitations of Article IV hereof. Effective January 1, 2004, the maximum deferral percentage in the preceding sentence shall be increased to 50 percent for any eligible Employee who is a Non-Highly Compensated Participant.

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(b) Salary Reduction Agreement.
(i) Nature of Agreement. The salary reduction agreement referred to in Section 3.1(a) shall be a legally binding agreement (on a form prescribed by the Administrator, which may include an Interactive Electronic Communication) whereby (A) the Participant agrees that, as of the effective date of the agreement, the Annual Compensation otherwise payable to him thereafter shall be reduced by a whole percentage (as selected by the Participant) not to exceed the maximum percentage permitted under Section 3.1(a), and (B) the Employer agrees to contribute the total amount of such reduction in Annual Compensation to the Trust Fund on behalf of the Participant as a Salary Reduction Contribution under Section 3.1(a). If a Participant's Annual Compensation for the Year exceeds the maximum amount of Annual Compensation that can be taken into account, the Participant may designate which portion of his total compensation is subject to his salary reduction agreement as long as the total amount deferred for the Year does not exceed the maximum amount allowed by law, calculated with respect to his Annual Compensation up to the maximum compensation that may be considered for the Year. Salary Reduction Contributions may be made by the Employer to the Trust Fund on a monthly or more frequent basis, as determined by the Administrator, provided that in no event shall the Employer's aggregate contribution on behalf of the Participant under Section 3.1(a) for any month occur later than the 15th Valuation Date of the month following the month to which such contribution relates or such other date prescribed by the Code or applicable Treasury or Department of Labor regulations, rulings, notices or other promulgated documents of general applicability. Subject to the provisions of paragraph (iv) of this Section 3.1(b) and Article IV hereof, a Participant's salary reduction agreement shall remain in effect until modified or terminated in accordance with paragraphs (iii) or (iv) of this Section 3.1(b).

(ii) Effective Date of Agreement. The effective date of a Participant's salary reduction agreement shall be the 401(k) Entry Date or such other subsequent payroll period as provided in Section 2.2 with respect to which such agreement is timely received in executed form by the Administrator or, if allowed, is timely given by an Interactive Electronic Communication, as required by Article II; provided that such effective date shall not be determined to be earlier than the 401(k) Entry Date the Participant first becomes eligible to participate in the Plan. The Administrator shall determine whether an Employee timely submitted his salary reduction agreement or, if applicable, timely gave an Interactive Electronic Communication, in accordance with the guidelines specified in Section 2.2.

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(iii) Amendment of Salary Reduction Contribution Elections. A Participant may amend his elections authorizing the Employer to make Salary Reduction Contributions as of any payroll period with respect to Annual Compensation not yet paid (A) to increase or to decrease the whole percentage of his Annual Compensation [within the limits of Section 3.1(a)] to be used to determine his Salary Reduction Contributions or (B) to cease entirely such contributions. Prior to October 1, 2000, a Participant may amend his Salary Reduction Contribution elections not more than two times a Year. A Participant's amended Salary Reduction Contribution election shall be effective of the first payroll period during which either (i) an amended salary reduction agreement is timely received in executed form by the Administrator or (ii) if allowed by the Administrator, an Interactive Electronic Communication is timely given, or such other date as the Administrator may prescribe from time to time. If a Participant elects to cease making Salary Reduction Contributions, the Participant may elect to again participate in the 401(k) feature of the Plan and resume making contributions to the Trust Fund under Section 3.1(a) by executing a new salary reduction agreement or, if allowed by the Administrator, by giving an Interactive Electronic Communication; provided that the effective date of such new salary reduction agreement shall be no earlier than the first day of a payroll period during which the new salary reduction agreement is timely received in executed form by the Administrator, or if allowed by the Administrator, the Interactive Electronic Communication is timely given. An amendment to a salary reduction agreement, including one to cease Salary Reduction Contributions, and a new salary reduction agreement shall be considered to have been timely received if it is received by the Administrator or, if applicable, an Interactive Electronic Communication is timely given, prior to the end of the applicable payroll period and the Administrator determines, in its sole and absolute discretion, that it is administratively practicable to process that amendment or new salary reduction agreement, whichever is applicable, for that payroll period. If the Administrator determines that it is not administratively practicable to process an amendment or new salary reduction agreement prior to the end of a particular payroll period, that amendment or new salary reduction agreement shall be effective as of the next succeeding payroll period.

(iv) Transfer to Ineligible Employment or Termination of Employment. A Participant's salary reduction election shall terminate automatically if the Participant transfers to a class of employment not eligible for participation in the Plan or if his employment as an Employee with all Employers terminates. Upon return of the Participant to eligible employment, the Participant shall be permitted to execute a new salary reduction agreement or, if allowed, give an Interactive Electronic Communication, and resume having contributions made to the Trust Fund on his behalf under Section 3.1(a); provided that the effective date of the new salary reduction agreement shall be no earlier than the later of (A) the first day of the first payroll period during which the new salary reduction agreement is timely received in executed form by the Administrator or, if applicable, an Interactive Electronic Communication is timely given, or (B) the date the Participant resumes eligible employment with an Employer. Transfers of Participants to different payroll systems among the Employers shall be administered by procedures established by the Administrator.

(v) No Pre-Service Contributions. In no event shall an Employer deliver (i) any Salary Reduction Contributions to the Trust Fund on behalf of any Participant prior to the date the Participant performs the services as an Employee with respect to which the Salary Reduction Contributions are being made, or (ii) any Matching Contributions to the Trust Fund on behalf of any Participant prior to the date the Participant performs the services as an Employee with respect to which the Matching Contributions are being made, unless such pre-funding is to accommodate a bond fide administrative concern and is not for the principal purpose of accelerating deductions.

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(c) Special Rule for Qualified Military Service. Notwithstanding the limitation of Section 3.1(a), a Participant who is in qualified military service (within the meaning of chapter 43 of title 38, United States Code) who is reemployed under that chapter shall be permitted to elect to have his Employer make additional Salary Reduction Contributions to the Trust Fund on his behalf in the amount provided in this Section 3.1(c) or such lesser amount as is elected by the Participant. The Participant shall be entitled to elect to have these additional Salary Reduction Contributions made on his behalf during the period which begins on the date of his reemployment with the Employer following such period of qualified military service and continues for a period of time equal to the lesser of (i) the product of three and the period of qualified military service which resulted in such right and (ii) five years. The amount of additional Salary Reduction Contributions that a Participant may elect to have made on his behalf under this Section 3.1(c) is equal to the excess of (i) the maximum amount of Salary Reduction Contributions that the Participant would have been permitted to have made on his behalf to the Plan in accordance with the applicable limitations of Section 4.1 and Section 8.1 during the period of qualified military service if the Participant had continued to be employed by his Employer during such period and had continued to receive Annual Compensation as determined in the manner provided in Section 7.4 over (ii) the actual amount of Salary Reduction Contributions made on behalf of that Participant pursuant to Section 3.1(a) during that same period.

3. Section 3.4 of the Plan is hereby amended to read as follows:

          Sec. 3.4   Employer Qualified Non-Elective Contributions.  To insure that the Actual Deferral Percentage tests of Section 401(k) of the Code as described in Section 4.2 hereof or the Contribution Percentage tests of Section 401(m) of the Code as described in Section 5.1 hereof are met for any Year, an Employer, under such rules and regulations as the Secretary of the Treasury may prescribe, in addition to the Salary Reduction Contributions made by the Employer pursuant to Section 3.1, the Matching Contributions under Section 3.2, if any, and any Employer profit sharing contributions under Section 3.3, may make additional contributions which shall constitute "qualified non-elective contributions" within the meaning of Section 401(m)(4)(C) of the Code on behalf of any eligible Non-Highly Compensated Employee (as defined in Section 4.2) with respect to the preceding Year selected by the Company. Each Year an Employer shall designate the portion, if any, of the qualified non-elective contributions that it made for the Year that shall be considered under Section 4.2 for the Actual Deferral Percentage test and the portion, if any, that shall be considered under Section 5.1 for the Contribution Percentage test. The qualified non-elective contributions that are made for a Year and are designated by the Employer for consideration under Section 4.2 for the Actual Deferral Percentage test for that Year must satisfy the requirements of Section 4.6 and the qualified non-elective contributions that are made for a Year and are designated by the Employer for consideration under Section 5.1 for the Contribution Percentage test for that Year must satisfy the requirements of Section 5.5.

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4. Section 4.2 of the Plan is hereby amended to read as follows:

          Sec. 4.2   Actual Deferral Percentage Tests.  For each Year, the Administrator shall determine whether the aggregate amount allocated to each Participant's 401(k) Account attributable to Salary Reduction Contributions made pursuant to Section 3.1(a) and qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 4.2) made for that Year shall satisfy one of the following tests:

(a) the "Actual Deferral Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees (as defined below) shall not exceed the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees (as defined below) multiplied by 1.25; or

(b) the "Actual Deferral Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees shall not exceed the lesser of (i) 200% of the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees or (ii) the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

Notwithstanding subsections (a) and (b) above, the Administrator may elect by Plan amendment in accordance with Internal Revenue Service Notice 97-2, 1997-2 I.R.B. 22 for the Year beginning January 1, 1997 and in accordance with Treasury regulations or other Internal Revenue Service guidance promulgated under Section 401(k) of the Code for Years beginning after December 31, 1997 to determine compliance with either of the tests under subsection (a) or (b) for a Year by reference to the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the preceding Year.

For purposes of this Article IV, the following terms shall have the following meanings:
(a) "Actual Deferral Percentage" for a Year or a preceding Year means, with respect to the group consisting of the eligible Highly Compensated Employees and the group consisting of the eligible Non-Highly Compensated Employees, the average (expressed as a percentage) of the ratios, calculated separately for each Employee in each such group and rounded to the nearest one-hundredth of one percent, of the amount of Salary Reduction Contributions made pursuant to Section 3.1(a) and qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 4.2 and that satisfy the requirements of Section 4.6) allocated to each Employee's 401(k) Account under Section 7.2 and Section 7.5, respectively, (unreduced in the case of Highly Compensated Employees by distributions made to any such Employee pursuant to Section 4.1 hereof) for such Year or preceding Year, whichever is applicable, to such Employee's Annual Compensation [as defined in subsection (c) below] paid or accrued during the Year or preceding Year, whichever is applicable, in which the Employee was an eligible Highly Compensated Employee or an eligible Non-Highly Compensated Employee. Notwithstanding the preceding sentence, a qualified non-elective contribution can be considered in calculating the Actual Deferral Percentage of an eligible Non-Highly Compensated Employee for a Year only if the qualified non-elective contribution is allocated as of a date within that Year and is actually contributed to the Trust Fund by an Employer no later than the last day of the Year immediately following the Year to which that qualified non-elective contribution relates.

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(b) "Actual Deferral Ratio" means each separately calculated ratio under subsection (a) above. An Employee who is considered a Highly Compensated Employee under Section 1.20 or a Non-Highly Compensated Employee under Section 1.29 shall be considered an "eligible Highly Compensated Employee" or an "eligible Non-Highly Compensated Employee" for purposes of this Section 4.2 for each Year he is employed by an Employer if he has satisfied the eligibility requirements of Article II and reached a 401(k) Entry Date or other payroll period as of which he could have become a Participant, regardless of whether (i) he has elected to have an Employer make a Salary Reduction Contribution to the Plan on his behalf under Section 3.1(a) for that Year, or (ii) he is suspended from further contributions during the Year due to the limitations of Section 415 of the Code as described in Article VIII. Moreover, the eligible Non-Highly Compensated Employees for a preceding Year shall be determined for that Year as described in the preceding sentence and shall not be affected by any such Non-Highly Compensated Employee's status as an Employee, Highly Compensated Employee or Non-Highly Compensated Employee for the current Year. Consequently, for purposes of this Section 4.2, the Actual Deferral Ratio for each Highly Compensated Employee and Non-Highly Compensated Employee who is eligible to, but does not elect to have an Employer make a Salary Reduction Contribution on his behalf to the Plan pursuant to Section 3.1(a) for a Year, shall be zero for that Year, unless the Employer makes a qualified non-elective contribution to the Plan for a Year to satisfy the Actual Deferral Percentage tests, in which case the Actual Deferral Ratio for each such Non-Highly Compensated Employee shall be the ratio of that portion of the qualified non-elective contribution attributable to contributions made by the Employer to satisfy the Actual Deferral Percentage tests which is allocated to his 401(k) Account under Section 7.5 for that Year to his Annual Compensation [as defined in subsection (c) below] paid or accrued during that Year in which the Employee was an eligible Non-Highly Compensated Employee.

If any Employee who is an eligible Highly Compensated Employee is a participant in two or more cash or deferred arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Company and that are not mandatorily disaggregated pursuant to Treas. Reg. §1.410(b)-7(c), as modified by Treas. Reg. §1.401(k)-1(b)(4) [without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Treas. Reg. §1.401(k)-1(b)(4)(iii)(B) and the prohibition on aggregating plans with different plan years contained in Treas. Reg. §1.410(b)-7(d)(5)], for purposes of determining such Highly Compensated Employee's Actual Deferral Ratio under this Section 4.2, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement and all elective contributions [as defined in Treas. Reg. §1.401(k)-6] and qualified non-elective contributions (taken into account in determining actual deferral percentages) to such other plans maintained by an Affiliated Company shall be treated as if all such contributions were made to the Plan; provided, however, that if any such plan has a plan year different from the Year, any such elective contributions and qualified non-elective contributions made to such Highly Compensated Employee's accounts under that other plan during the Year shall be treated as if such contributions were made to the Plan. For purposes of this Section 4.2, if two or more plans or arrangements described in Section 401(k) of the Code are treated as one plan for the purposes of Section 401(a)(4) or Section 410(b) of the Code, such arrangements shall be treated as a single arrangement, and the Administrator shall determine the Highly Compensated Employee's Actual Deferral Ratio by aggregating his Salary Reduction Contributions, elective contributions and qualified non-elective contributions as if the Plan and such other plan or plans were a single plan; provided, however, the Plan and any such other plan or plans may be aggregated as described in this sentence only if the Plan and such other plan or plans have the same plan year and utilize the same testing method to satisfy the requirements of Section 401(k) of the Code.

The Recordkeeper shall maintain records to demonstrate compliance with the tests under this Section 4.2, including the extent to which the Plan used qualified non-elective contributions made pursuant to Section 3.4 that satisfy the requirements of Section 4.6 to satisfy a test.

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Notwithstanding the preceding provisions of this Section 4.2, if the Plan provides that Employees are eligible to make Salary Reduction Contributions before they have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and applies Section 410(b)(4)(B) of the Code in determining whether the cash or deferred arrangement under the Plan meets the requirements of Section 410(b)(1) of the Code, the Administrator may apply the limitations on Salary Reduction Contributions of Highly Compensated Employees described in this Section 4.2 either (i) by comparing the Actual Deferral Percentage of all Employees who are eligible Highly Compensated Employees for the Year to the Actual Deferral Percentage for the preceding Year of those Employees who are Non-Highly Compensated Employees and who have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code, or (ii) separately with respect to Employees who have not satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and Employees who have satisfied such minimum age and service requirements under Section 410(a)(1) of the Code.

(c) "Annual Compensation" means for a particular Year beginning on or after January 1, 1995, the definition of compensation determined by the Administrator to be used under this Section 4.2 for that Year, provided that any such definition of compensation must satisfy Section 414(s) of the Code as determined under Treas. Reg. §1.414(s)-1(c). In the case of a Participant who commences, resumes or ceases to be eligible to participate in the Plan during the Year, the Administrator may determine to consider only the amount of the Annual Compensation received by the Participant during the portion of the Year in which he was eligible to participate, provided that this limit is applied to all eligible Employees under the Plan.

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5. Section 4.3 of the Plan is hereby amended to read as follows:

          Sec. 4.3   Adjustments Required to Satisfy an Actual Deferral Percentage Test.  If Salary Reduction Contributions made pursuant to Section 3.1(a) for any Year do not satisfy one of the tests set forth in Section 4.2, the excess amount that would result in a test being satisfied for that Year if it had not been made to the Plan shall be referred to as an "Excess Salary Reduction Contribution" and the Administrator shall, in its sole and absolute discretion and notwithstanding any other provision of the Plan to the contrary (but subject to the provisions of Sections 4.4, 4.5 and 4.6), make appropriate adjustments pursuant to one or more of the following provisions:

(a) Within 2-1/2 months following the close of the Year for which an Excess Salary Reduction Contribution was made, if administratively possible, and not later than the close of the Year immediately following the Year for which an Excess Salary Reduction Contribution was made, the Excess Salary Reduction Contribution (plus any income and minus any loss attributable thereto) shall be distributed to the Highly Compensated Employees to whose 401(k) Accounts all or a portion of such Excess Salary Reduction Contribution was allocated first from such Highly Compensated Employees' unmatched Salary Reduction Contributions made pursuant to Section 3.1(a), and then, if necessary, from such Highly Compensated Employees' matched Salary Reduction Contributions made pursuant to Section 3.1(a); provided, however, that if matched Salary Reduction Contributions made pursuant to Section 3.1(a) are distributed to correct an Excess Salary Reduction Contribution, the Matching Contribution to which such Excess Salary Reduction Contribution relates (plus any income and minus any loss attributable thereto) shall be forfeited (whether or not vested) at the time the Excess Salary Reduction Contribution is distributed and the forfeiture shall be applied as set forth in Section 14.5; or

(b) Not later than the last day of the Year with respect to which an Excess Salary Reduction Contribution would be considered to have been made if not for the adjustments under this Section 4.3, the Employer shall, if the conditions applicable to qualified non-elective contributions under Section 4.6 are satisfied, make a qualified non-elective contribution pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees with respect to the preceding Year (as defined in Section 4.2) who meet the requirements of Section 7.5 in an amount sufficient to satisfy one of the tests set forth in Section 4.2 [before or after the application of subsection (a) above].

The amount of the Excess Salary Reduction Contributions, if any, to be distributed pursuant to subsection (a) hereof for a Year shall be determined by a three-step process. First, a leveling method shall be used by the Administrator under which the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio for that Year is reduced to the extent required (i) to enable the Plan to satisfy for that Year one of the Actual Deferral Percentage tests set forth in Section 4.2 or (ii) to cause such Highly Compensated Employee's Actual Deferral Ratio for that Year to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio for that Year. The Actual Deferral Ratio of any Highly Compensated Employee included for that Year in the leveling method of the first step shall be the Actual Deferral Ratio determined after the amount of that Highly Compensated Employee's Salary Reduction Contributions made pursuant to Section 3.1(a) for that Year have been reduced by the amount of Excess Elective Deferrals for the Year, if any, that have been previously distributed under Section 4.1 to the Employee for the taxable year ending in that Year. This procedure shall be repeated until the Plan satisfies one of the Actual Deferral Percentage tests set forth in Section 4.2. Then the Administrator shall determine, with respect to each Highly Compensated Employee included for that Year in the leveling method of the first step, the difference between (i) that Highly Compensated Employee's Salary Reduction Contributions for that Year and (ii) the amount equal to the product of that Highly Compensated Employee's adjusted Actual Deferral Ratio determined for that Year pursuant to the leveling method of the first step multiplied by his Annual Compensation [as defined in Section 4.2(c)] for that Year. Finally, the Administrator shall add all amounts determined for that Year pursuant to the second step described in the preceding sentence which shall constitute the amount of the Excess Salary Reduction Contributions to be distributed pursuant to subsection (a) for that Year.

11

          Once the Plan satisfies one of the Actual Deferral Percentage tests, the amount of the Excess Salary Reduction Contributions determined for that Year pursuant to the preceding paragraph shall be allocated to one or more Highly Compensated Employees for that Year pursuant to a leveling method under which the dollar amount of the Salary Reduction Contributions made pursuant to Section 3.1(a) of the Highly Compensated Employee with the highest dollar amount of Salary Reduction Contributions made pursuant to Section 3.1(a) for that Year is reduced to the extent required (i) to allocate to that Highly Compensated Employee all of the Excess Salary Reduction Contributions determined for that Year pursuant to the preceding paragraph or (ii) to cause such Highly Compensated Employee's dollar amount of Salary Reduction Contributions made pursuant to Section 3.1(a) to equal the dollar amount of Salary Reduction Contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Reduction Contributions made pursuant to Section 3.1(a). This procedure shall be repeated until the entire amount of the Excess Salary Reduction Contributions determined for that Year has been allocated to one or more Highly Compensated Employees for that Year. The amount of the Excess Salary Reduction Contributions for a Year to be distributed to any Highly Compensated Employee for that Year shall be adjusted for income or loss as provided in the following paragraphs. The Administrator shall then direct the Trustee to distribute the adjusted Excess Salary Reduction Contributions to each such Highly Compensated Employee.

          Except as determined otherwise by the Administrator pursuant to this paragraph, the income or loss attributable to the portion of the Excess Salary Reduction Contributions for a Year that are to be distributed to a Highly Compensated Employee hereunder shall be determined by multiplying the amount of the income or loss allocable to the Participant's 401(k) Account for the Year by a fraction, the numerator of which is the portion of the Excess Salary Reduction Contributions for the Year that are to be distributed to that Participant and the denominator of which is the sum of the balance of the Participant's 401(k) Account as of the first day of the Year and any Salary Reduction Contributions allocated to the Participant's 401(k) Account for that Year. The Administrator may, in its discretion, determine to use any other reasonable method for computing the income or loss attributable to Excess Salary Reduction Contributions, provided that the method (i) does not violate Section 401(a)(4) of the Code, (ii) is used consistently for all Participants and for all corrective distributions under the Plan for the Year, and (iii) is used by the Plan for allocating income or loss to Participants' Individual Accounts. The Plan shall not be considered to fail to use a reasonable method for computing the income or loss attributable to Excess Salary Reduction Contributions merely because the income or loss attributable to Excess Salary Reduction Contributions is determined on a date that is no more than seven days before the date of distribution of such Excess Salary Reduction Contributions.

          In adjusting a Participant's Excess Salary Reduction Contributions for the income or loss attributable to such Excess Salary Reduction Contributions, effective for the Year beginning January 1, 2006, the income or loss attributable to such excess contributions for the "gap period" shall be considered. For purposes of this Section 4.3, "gap period" shall mean the period beginning with the first day of the Year next following the Year for which the Excess Salary Reduction Contributions were made on behalf of the Participant and ending on the date of distribution of such Excess Salary Reduction Contributions. The Administrator may, in its discretion, determine to use the safe harbor method to determine income or loss attributable to Excess Salary Reduction Contributions for the gap period under which the income or loss attributable to Excess Salary Reduction Contributions for the gap period shall be equal to ten percent of the income or loss attributable to Excess Salary Reduction Contributions for the Year that would be determined under the immediately preceding paragraph, multiplied by the number of calendar months that have elapsed since the end of that Year. For purposes of calculating the number of calendar months that have elapsed under this safe harbor method, a corrective distribution that is made on or before the 15th day of a month shall be treated as made on the last day of the preceding month and a corrective distribution that is made after the 15th day of a month shall be treated as made on the last day of that month. The Administrator may, however, in its discretion determine the income or loss attributable to Excess Salary Reduction Contributions for the aggregate of the Year for which the Excess Salary Reduction Contributions were made and the gap period following that Year, by applying the standard method described in the immediately preceding paragraph to this aggregate period, which shall be accomplished by (i) substituting the income or loss for that Year and that gap period for the income or loss for that Year, and (ii) substituting the amounts taken into account under the Actual Deferral Percentage test for that Year and that gap period in determining the fraction that is multiplied by that income or loss.

12

6. A new Section 4.6 is hereby added to the Plan to read as follows:

          Sec. 4.6   Targeted Qualified Non-Elective Contributions Limit.  Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Actual Deferral Percentage test under Section 4.2 for a Year cannot be taken into account in determining the Actual Deferral Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 4.2) for the preceding Year to the extent such contributions exceed the product of that Non-Highly Compensated Employee's Annual Compensation [as defined in Section 4.2(c)] for the preceding Year and the greater of five percent or two times the Plan's "representative contribution rate." Any qualified non-elective contributions taken into account under the Contribution Percentage test under Section 5.1 (including the determination of the "representative contribution rate" under Section 5.5) for a Year shall not be taken into account for purposes of this Section 4.6 (including the determination of the "representative contribution rate" under this Section 4.6). For purposes of this Section 4.6, the following terms shall have the following meanings:

(a) The Plan's "representative contribution rate" is the lowest "applicable contribution rate" of any eligible Non-Highly Compensated Employee for the preceding Year in either (i) the group consisting of half of all eligible Non-Highly Compensated Employees for the preceding Year, or (ii) the group consisting of all eligible Non-Highly Compensated Employees for the preceding Year who are employed by the Employer on the last day of the preceding Year, whichever results in the greater amount.

(b) The "applicable contribution rate" for an eligible Non-Highly Compensated Employee for purposes of allocating qualified non-elective contributions that may be included in determining his Actual Deferral Ratio under Section 4.2 for the preceding Year shall mean the qualified non-elective contributions made at the election of the Administrator pursuant to Section 4.3(b) for the eligible Non-Highly Compensated Employee for the preceding Year [excluding any qualified non-elective contributions made at the election of the Administrator pursuant to Section 5.2(c) that are included in determining his Actual Contribution Ratio under Section 5.1 for the preceding Year], divided by the eligible Non-Highly Compensated Employee's Annual Compensation [as defined in Section 4.2(c)] for the preceding Year.

          Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Actual Deferral Percentage test under Section 4.2 for a Year cannot be taken into account in determining the Actual Deferral Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 4.2) for the preceding Year to the extent such contributions are taken into account for purposes of satisfying any other actual deferral percentage test under Section 401(k) of the Code, any other contribution percentage test under Section 401(m) of the Code, or the safe harbor requirements of Treas. Reg. §1.401(k)-3, the safe harbor requirements of Treas. Reg. §1.401(m)-3, or the SIMPLE 401(k) plan requirements of Treas. Reg. §1.401(k)-4.

13

          7.   Section 5.1 of the Plan is hereby amended to read as follows:

          Sec. 5.1   Contribution Percentage Tests.  For each Year, the Administrator shall determine, after first applying the provisions of Section 4.3(a), whether the sum of (i) the amounts allocated to the Employer Account of each Participant attributable to Matching Contributions, if any, made for that Year and forfeitures that are allocated under Section 7.3 as Matching Contributions for that Year and (ii) the amount allocated to each such Participant's 401(k) Account attributable to qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 5.1) for that Year shall satisfy one of the following tests:

(a) the "Contribution Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees (as defined below) shall not exceed the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees (as defined below) multiplied by 1.25; or

(b) the "Contribution Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees shall not exceed the lesser of (i) 200% of the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees or (ii) the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

Notwithstanding subsections (a) and (b) above, the Administrator may elect by Plan amendment in accordance with Internal Revenue Service Notice 97-2, 1997-2 I.R.B. 22 for the Year beginning January 1, 1997 and in accordance with Treasury regulations or other Internal Revenue Service guidance promulgated under Section 401(m) of the Code for Years beginning after December 31, 1997 to determine compliance with either of the tests under subsection (a) or (b) for a Year by reference to the Contribution Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Year.

14

          Notwithstanding the preceding provisions of this Section 5.1, any Matching Contributions which are attributable to additional Salary Reduction Contributions that are deemed to have been made pursuant to Section 3.1(c) for a taxable year shall not be considered Matching Contributions for that Year for purposes of the Contribution Percentage tests of this Section 5.1.

          For purposes of this Article V, the following terms shall have the following meanings:

(a) "Contribution Percentage" for a Year or a preceding Year means, with respect to the group consisting of the eligible Highly Compensated Employees and the group consisting of the eligible Non-Highly Compensated Employees, the average (expressed as a percentage) of the ratios, calculated separately for each Employee in each such group and rounded to the nearest one-hundredth of one percent, of the sum of (i) the amount of Matching Contributions, if any, and forfeitures allocated to each Employee's Employer Account under Section 7.3 for such Year or preceding Year, whichever is applicable, after reduction for forfeited Matching Contributions, if any, under Section 4.3(a), and (ii) the amount allocated as Matching Contributions to each Employee's 401(k) Account under Section 7.5 attributable to qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 5.1 and that satisfy the requirements of Section 5.5) for such Year or preceding Year, whichever is applicable, to such Employee's Annual Compensation [as defined in subsection (c) below] paid or accrued during the Year or preceding Year, whichever is applicable, in which the Employee was an eligible Highly Compensated Employee or eligible Non-Highly Compensated Employee. Notwithstanding the preceding sentence, a qualified non-elective contribution can be considered in calculating the Contribution Percentage of an eligible Non-Highly Compensated Employee for a Year only if the qualified non-elective contribution is allocated as of a date within that Year and is actually contributed to the Trust Fund by an Employer no later than the last day of the Year immediately following the Year to which that qualified non-elective contribution relates.

(b) "Actual Contribution Ratio" means each separately calculated ratio under subsection (a) above. An Employee who is considered a Highly Compensated Employee under Section 1.20 or a Non-Highly Compensated Employee under Section 1.29 shall be considered an "eligible Highly Compensated Employee" or an "eligible Non-Highly Compensated Employee" for purposes of this Section 5.1 for each Year he is employed by an Employer if he has satisfied the eligibility requirements of Article II and reached a 401(k) Entry Date or other date on which he could have become a Participant, regardless of whether he is eligible to receive an allocation of a Matching Contribution under Section 7.3 for that Year because (i) he elected to have an Employer make a Salary Reduction Contribution to the Plan on his behalf under Section 3.1 for that Year, or (ii) he is suspended from further contributions during the Year due to the limitations of Section 415 of the Code as described in Article VIII. Moreover, the eligible Non-Highly Compensated Employees for a preceding Year shall be determined for that Year as described in the preceding sentence and shall not be affected by any such Non-Highly Compensated Employee's status as an Employee, Highly Compensated Employee or Non-Highly Compensated Employee for the current Year. Consequently, for purposes of this Section 5.1, the Actual Contribution Ratio for each Highly Compensated Employee and Non-Highly Compensated Employee who is eligible to, but does not elect to have an Employer make a Salary Reduction Contribution on his behalf to the Plan for a Year and who does not receive an allocation of a Matching Contribution for that Year, shall be zero for that Year, unless an Employer makes a qualified non-elective contribution to the Plan for a Year to satisfy the Contribution Percentage tests, in which case the Actual Contribution Ratio for each such Non-Highly Compensated Employee shall be the ratio of that portion of the qualified non-elective contribution attributable to contributions made by an Employer to satisfy the Contribution Percentage tests which is allocated to his 401(k) Account under Section 7.5 for that Year to his Annual Compensation [as defined in subsection (c) below] paid or accrued during that Year in which the Employee was an eligible Non-Highly Compensated Employee.

15

If any Employee who is an eligible Highly Compensated Employee is a participant in two or more plans described in Section 401(a) of the Code that are maintained by an Affiliated Company and that are not mandatorily disaggregated pursuant to Treas. Reg. §1.410(b)-7(c), as modified by Treas. Reg. §1.401(m)-1(b)(4) [without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Treas. Reg. §1.401(m)-1(b)(4)(iii)(B) and the prohibition on aggregating plans with different plan years contained in Treas. Reg. §1.410(b)-7(d)(5)], for purposes of determining such Highly Compensated Employee's Actual Contribution Ratio under this Section 5.1, all such plans shall be treated as one plan and all matching contributions within the meaning of Section 401(m)(4)(A) of the Code, employee voluntary after-tax contributions, and qualified non-elective contributions (taken into account in determining actual contribution percentages) to such other plans maintained by an Affiliated Company shall be treated as if all such contributions were made to the Plan; provided, however, that if any such plan has a plan year different from the Year, any such matching contributions, employee voluntary after-tax contributions and non-elective contributions made to such Highly Compensated Employee's accounts under that other plan during the Year shall be treated as if such contributions were made to the Plan. For purposes of this Section 5.1, if two or more plans of an Employer to which matching contributions, employee voluntary after-tax contributions, or qualified non-elective contributions are made are treated as one plan for purposes of Section 401(a)(4) or Section 410(b) of the Code, such plans shall be treated as one plan and the Administrator shall determine the Highly Compensated Employee's Actual Contribution Ratio by aggregating his Matching Contributions, matching contributions, employee voluntary after-tax contributions and qualified non-elective contributions as if the Plan and any such other plan or plans were a single plan; provided, however, the Plan and such other plan or plans may be aggregated as described in this sentence only if the Plan and such other plan or plans have the same plan year and utilize the same testing method to satisfy the requirements of Section 401(m) of the Code.

16

The Recordkeeper shall maintain records to demonstrate compliance with the tests under this Section 5.1, including the extent to which the Plan used qualified non-elective contributions made pursuant to Section 3.4 that satisfy the requirements of Section 5.5 to satisfy a test.

Notwithstanding preceding provisions of this Section 5.1, if the Plan provides that Employees are eligible to receive Matching Contributions before they have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and applies Section 410(b)(4)(B) of the Code in determining whether the portion of the Plan subject to Section 401(m) of the Code meets the requirements of Section 410(b)(1) of the Code, the Administrator may apply the limitations on Matching Contributions of Highly Compensated Employees described in this Section 5.1 either (i) by comparing the Contribution Percentage of all Employees who are eligible Highly Compensated Employees for the Year to the Contribution Percentage for the preceding Year of those Employees who are Non-Highly Compensated Employees and who have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code, or (ii) separately with respect to Employees who have not satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and Employees who have satisfied such minimum age and service requirements under Section 401(a)(1) of the Code.

(c) "Annual Compensation" means for a particular Year beginning on or after January 1, 1995, the definition of compensation determined by the Administrator to be used under this Section 5.1 for that Year, provided that any such definition of compensation must satisfy Section 414(s) of the Code as determined under Treas. Reg. §1.414(s)-1(c). In the case of a Participant who commences, resumes or ceases to be eligible to participate in the Plan during the Year, the Administrator may determine to consider only the amount of the Annual Compensation received by the Participant during the portion of the Year in which he was eligible to participate, provided that this limit is applied to all eligible Employees under the Plan.

17

8. Section 5.2 of the Plan is hereby amended to read as follows:

          Sec. 5.2   Adjustments Required to Satisfy a Contribution Percentage Test..  If Matching Contributions, if any, made for any Year and allocated under Section 7.3 do not satisfy one of the tests set forth in Section 5.1, the excess amount that would result in a test being satisfied for the Year if it had not been made to the Plan shall be referred to as an "Excess Matching Contribution" and the Administrator shall, in its sole and absolute discretion and notwithstanding any other provision of the Plan to the contrary, make appropriate adjustments in accordance with Sections 401(a)(4) and 401(m) of the Code (and the Treasury regulations thereunder) pursuant to subsections (a) and (b), or pursuant to subsection (c) in lieu of the application of subsections (a) and (b), or pursuant to subsection (c) in addition to the application of subsections (a) and (b), as determined by the Administrator, as follows:

(a) To the extent that the portion of the Excess Matching Contribution for the Year allocable to an Employer Account of a Highly Compensated Employee is nonforfeitable under Section 14.2, such nonforfeitable portion (plus any income and minus any loss attributable thereto) shall be distributed to the Highly Compensated Employee within 2-1/2 months following the close of that Year, if administratively possible, and not later than the close of the Year immediately following that Year; and

(b) To the extent that the portion of the Excess Matching Contribution for the Year allocable to an Employer Account of a Highly Compensated Employee is forfeitable under Section 14.2, within 2-1/2 months following the close of that Year, if administratively possible, and not later than the close of the Year immediately following that Year such forfeitable portion (plus any income and minus any loss attributable thereto) shall be forfeited and applied as set forth in Section 14.5; or

(c) In lieu of or in addition to the application of subsections (a) and (b) above, not later than the last day of the Year with respect to which an Excess Matching Contribution would be considered to have been made if not for the adjustments under this Section 5.2, the Employer shall, if the conditions applicable to qualified non-elective contributions under Section 5.5 are satisfied, make a qualified non-elective contribution pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees with respect to the preceding Year (as defined in Section 5.1) who meet the requirements of Section 7.5 in an amount sufficient to satisfy one of the tests set forth in Section 5.1 [before or after the application of subsections (a) and (b)].

The amount of the Excess Matching Contributions, if any, to be distributed or forfeited pursuant to subsections (a) and (b) hereof for a Year shall be determined by a three-step process. First, a leveling method shall be used by the Administrator under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio for that Year is reduced to the extent required (i) to enable the Plan to satisfy for that Year one of the Contribution Percentage tests set forth in Section 5.1 or (ii) to cause such Highly Compensated Employee's Actual Contribution Ratio for that Year to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio for that Year. This procedure shall be repeated until the Plan satisfies one of the Contribution Percentage tests set forth in Section 5.1. Then the Administrator shall determine, with respect to each Highly Compensated Employee included for that Year in the leveling method of the first step, the difference between (i) that Highly Compensated Employee's Matching Contributions for that Year and (ii) the amount equal to the product of that Highly Compensated Employee's adjusted Actual Contribution Ratio determined for that Year pursuant to the leveling method of the first step multiplied by his Annual Compensation [as defined in Section 5.1(c)] for that Year. Finally, the Administrator shall add all amounts determined for that Year pursuant to the second step described in the preceding sentence which shall constitute the amount of the Excess Matching Contributions to be distributed and/or forfeited, as applicable, pursuant to subsection (a) and/or (b) for that Year.

18

          Once the Plan satisfies one of the Contribution Percentage tests, the amount of the Excess Matching Contributions determined for that Year pursuant to the preceding paragraph shall be allocated to one or more Highly Compensated Employees for that Year pursuant to a leveling method under which the dollar amount of the Matching Contributions of the Highly Compensated Employee with the highest dollar amount of Matching Contributions for that Year is reduced to the extent required (i) to allocate to that Highly Compensated Employee all of the Excess Matching Contributions determined for that Year pursuant to the preceding paragraph or (ii) to cause such Highly Compensated Employee's dollar amount of Matching Contributions to equal the dollar amount of Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of Matching Contributions. This procedure shall be repeated until the entire amount of the Excess Matching Contributions determined for that Year has been allocated to one or more Highly Compensated Employees for that Year. The amount of the Excess Matching Contributions for a Year to be distributed to any Highly Compensated Employee for that Year shall be adjusted for income or loss as provided in the following paragraphs. The Administrator shall then direct the Trustee to distribute the adjusted Excess Matching Contributions to each such Highly Compensated Employee.

          Except as determined otherwise by the Administrator pursuant to this paragraph, the income or loss attributable to the portion of the Excess Matching Contributions for a Year that are to be distributed to a Highly Compensated Employee or forfeited from his Employer Account hereunder shall be determined by multiplying the amount of the income or loss allocable to the Participant's Employer Account for the Year by a fraction, the numerator of which is the portion of the Excess Matching Contributions for the Year that are to be distributed to that Participant or forfeited from his Employer Account and the denominator of which is the sum of the balance of the Participant's Employer Account as of the first day of the Year and any Matching Contributions allocated to the Participant's Employer Account for that Year. The Administrator may, in its discretion, determine to use any other reasonable method for computing the income or loss attributable to Excess Matching Contributions, provided that the method (i) does not violate Section 401(a)(4) of the Code, (ii) is used consistently for all Participants and for all corrective distributions and forfeitures under the Plan for the Year, and (iii) is used by the Plan for allocating income or loss to Participants' Individual Accounts. The Plan shall not be considered to fail to use a reasonable method for computing the income or loss attributable to Excess Matching Contributions merely because the income or loss attributable to Excess Matching Contributions is determined on a date that is no more than seven days before the date of distribution or forfeiture of such Excess Matching Contributions.

In adjusting a Participant's Excess Matching Contributions for the income or loss attributable to such Excess Matching Contributions, effective for the Year beginning January 1, 2006, the income or loss attributable to such excess contributions for the "gap period" shall be considered. For purposes of this Section 5.2, "gap period" shall mean the period beginning with the first day of the Year next following the Year for which the Excess Matching Contributions were made on behalf of the Participant and ending on the date of distribution or forfeiture of such Excess Matching Contributions. The Administrator may, in its discretion, determine to use the safe harbor method to determine income or loss attributable to Excess Matching Contributions for the gap period under which the income or loss attributable to Excess Matching Contributions for the gap period shall be equal to ten percent of the income or loss attributable to Excess Matching Contributions for the Year that would be determined under the immediately preceding paragraph, multiplied by the number of calendar months that have elapsed since the end of that Year. For purposes of calculating the number of calendar months that have elapsed under this safe harbor method, a corrective distribution or forfeiture that is made on or before the 15th day of a month shall be treated as made on the last day of the preceding month and a corrective distribution or forfeiture that is made after the 15th day of a month shall be treated as made on the last day of that month. The Administrator may, however, in its discretion determine the income or loss attributable to Excess Matching Contributions for the aggregate of the Year for which the Excess Matching Contributions were made and the gap period following that Year, by applying the standard method described in the immediately preceding paragraph to this aggregate period, which shall be accomplished by (i) substituting the income or loss for that Year and that gap period for the income or loss for that Year, and (ii) substituting the amounts taken into account under the Contribution Percentage test for that Year and that gap period in determining the fraction that is multiplied by that income or loss.

19

9.      A new Section 5.5 is hereby added to the Plan to read as follows:

          Sec. 5.5   Targeted Qualified Non-Elective Contributions Limit.  Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Contribution Percentage test under Section 5.1 for a Year cannot be taken into account in determining the Actual Contribution Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 5.1) for the preceding Year to the extent such contributions exceed the product of that Non-Highly Compensated Employee's Annual Compensation [as defined in Section 5.1(c)] for the preceding Year and the greater of five percent or two times the Plan's "representative contribution rate." Any qualified non-elective contributions taken into account under the Actual Deferral Percentage test under Section 4.2 (including the determination of the "representative contribution rate" under Section 4.6) for a Year shall not be taken into account for purposes of this Section 5.5 (including the determination of the "representative contribution rate" under this Section 5.5). For purposes of this Section 5.5, the following terms shall have the following meanings:

(a) The Plan's "representative contribution rate" is the lowest "applicable contribution rate" of any eligible Non-Highly Compensated Employee for the preceding Year in either (i) the group consisting of half of all eligible Non-Highly Compensated Employees for the preceding Year, or (ii) the group consisting of all eligible Non-Highly Compensated Employees for the preceding Year who are employed by the Employer on the last day of the preceding Year, whichever results in the greater amount.

(b) The "applicable contribution rate" for an eligible Non-Highly Compensated Employee for purposes of allocating qualified non-elective contributions that may be included in determining his Actual Contribution Ratio under Section 5.1 for the preceding Year shall mean the qualified non-elective contributions made at the election of the Administrator pursuant to Section 5.2(c) for the eligible Non-Highly Compensated Employee for the preceding Year [excluding any qualified non-elective contributions made at the election of the Administrator pursuant to Section 4.3(b) that are included in determining his Actual Deferral Ratio under Section 4.2 for the preceding Year], divided by the eligible Non-Highly Compensated Employee's Annual Compensation [as defined in Section 5.1(c)] for the preceding Year.

20

          Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Contribution Percentage test under Section 5.1 for a Year cannot be taken into account in determining the Actual Contribution Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 5.1) for the preceding Year to the extent such contributions are taken into account for purposes of satisfying any other actual deferral percentage test under Section 401(k) of the Code, any other contribution percentage test under Section 401(m) of the Code, or the safe harbor requirements of Treas. Reg. §1.401(k)-3, the safe harbor requirements of Treas. Reg. §1.401(m)-3, or the SIMPLE plan requirements of Treas. Reg. §1.401(k)-4.

          10.   Section 14.3 of the Plan is hereby amended to read as follows:

          Sec. 14.3   Time of Distribution.If the employment of a Participant with his Employer and all Affiliated Companies terminates for any reason other than retirement, death or Disability, and the value of the vested portion of his Individual Account exceeds $5,000, then the Administrator shall direct the Trustee, with such Participant's written consent, or, if allowed by the Administrator, by his Interactive Electronic Communication, to distribute to such Participant the portion of his Individual Account to which he is entitled under Section 14.2 in accordance with Article XV hereof as soon as administratively practicable after the later of (i) the date the Participant's employment terminates or (ii) the earlier of (A) the Valuation Date immediately following the date determined by such Participant in his advance written election filed with the Administrator or, if allowed by the Administrator, by his Interactive Electronic Communication, or (B) the Valuation Date next following the date on which such Participant attains age 62 or his earlier death occurs, but not later than the time specified in Section 15.4. If such Participant does not consent to an early distribution, the vested portion of his Individual Account shall continue to be invested in the Investment Funds or Funds selected by the Participant pursuant to his current investment direction.

          However, if the vested balance of a terminated Participant's Individual Account does not exceed $5,000, the Administrator shall direct the Trustee to distribute the vested balance of the Individual Account to such Participant in a single lump sum distribution as soon as administratively practicable after the end of the calendar quarter in which the Participant's termination of employment occurs or prior to such date if so directed in writing or, if allowed by the Administrator, by Interactive Electronic Communication, by the Participant. Effective with respect to each Participant whose employment with his Employer and all Affiliated Companies terminates after December 31, 2001, Rollover Contributions (and earnings attributable thereto) shall be excluded in determining the value of the vested portion of the terminated Participant's Individual Account for purposes of this Section 14.3. The balance to the credit of a terminated Participant in his Employer Account which is not vested under the schedule in Section 14.2, if not previously forfeited, shall be forfeited as of the earlier of (i) the date his entire vested Individual Account balance has been distributed under Article XV or (ii) the last day of the Year in which such Participant incurs a 60-consecutive month Period of Severance. If the Participant is not entitled to any portion of his Individual Account, he shall be deemed to have received a distribution and shall forfeit the balance of his Employer Account on the date of his employment terminates; provided, however, that this deemed forfeiture shall not apply if the Participant has a balance in his 401(k) Account. The forfeited amount under this Section 14.3 shall remain in the Trust Fund and shall be applied as provided in Section 14.5. If a Former Participant is reemployed by an Affiliated Company without incurring a 60-consecutive month Period of Severance, he shall have the right to restore in full the portion of his Employer Account which was forfeited hereunder upon repayment to the Plan of the full amount of the distribution from such account. Such repayment must be made not later than the earlier of the fifth anniversary of his return to employment or the last day of the Year in which the Participant incurs a 60-consecutive month Period of Severance after the date of his distribution. The Participant's repayment, if any, shall be held in the Participant's Reinstatement Account and the reinstated forfeiture shall be held in the Participant's Employer Account. If the Participant resumes active employment with an Affiliated Company and does not repay a prior distribution prior to the time specified above, the portion of his Employer Account which was forfeited hereunder shall not be restored. If the Participant was deemed to receive a distribution as provided in this Section, the forfeited portion of his Employer Account shall be automatically reinstated upon his reemployment. If currently unallocated forfeitures are not adequate to effect the restoration, the Company or the Affiliated Company shall make such additional contribution to the Plan as is necessary to restore the forfeited portion of his Employer Account, if any.

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          11.   Section 17.3 of the Plan is hereby amended to read as follows:

          Section 17.3   Distribution on Termination or Discontinuance of Contributions.  Upon termination of the Plan or complete discontinuance of contributions to the Plan, any amount of the Trust Fund previously unallocated, including any amounts in a suspense account established under Article VIII, shall be allocated (unless such allocation would violate Article VIII), and the Individual Accounts of all Participants, Former Participants, and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded. The Trustee shall deduct from the Trust Fund all unpaid charges and expenses including those relating to said termination, except as the same may be paid by an Employer. The Trustee shall then adjust the balance of all Individual Accounts on the basis of the net value of the Trust Fund. Subject to the limitations on distributions provided in the next paragraph, the Administrator shall direct the Trustee to distribute the amount to the credit of each Participant, Former Participant and Beneficiary when all appropriate administrative procedures have been completed. If any amount in a suspense account shall not be allocable because of the provisions of Article VIII, such amount shall be returned to the Employer. Upon any complete discontinuance of contributions by an Employer, the assets of the Trust Fund shall be held and administered by the Trustee for the benefit of the Participants employed by such Employer discontinuing contributions in the same manner and with the same powers, rights, duties and privileges herein described until the Trust Fund with respect to such Employer has been fully distributed. Upon the partial termination of the Plan, the Individual Accounts of affected Participants, Former Participants and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded and shall be distributed to such Participants, Former Participants and Beneficiaries by the Trustee when all appropriate administrative procedures have been completed.

          If no other defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, a simplified employee pension plan as defined in Section 408(k) of the Code, a SIMPLE IRA plan as defined in Section 408(p) of the Code, a plan or contract that meets the requirements of Section 403(b) of the Code, or a plan that is described in Section 457(b) or (f) of the Code] is maintained by the Company or any other Affiliated Company as of the Plan termination date, the Administrator shall direct the Trustee to distribute each Participant's entire Individual Account in a single lump sum distribution to him, or to an Eligible Retirement Plan as defined in Section 15.11 pursuant to the Participant's direct rollover election described in Section 15.11, as soon as administratively practicable after the later of (i) the termination date of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan. If, however, the Company or any Affiliated Company maintains another defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, a simplified employee pension plan as defined in Section 408(k) of the Code, a SIMPLE IRA plan as defined in Section 408(p) of the Code, a plan or contract that meets the requirements of Section 403(b) of the Code, or a plan that is described in Section 457(b) or (f) of the Code] either (i) as of the Plan termination date or (ii) at any time during the 12-consecutive month period ending on the anniversary of the date on which all assets of the Plan have been distributed, then except as provided in the next sentence, each Participant's entire Individual Account shall be transferred by the Trustee, without the Participant's consent, to such other defined contribution plan. A Participant may request in writing or, if allowed by the Administrator, by Interactive Electronic Communication, that the Trustee distribute his Individual Account, excluding the balance attributable to his 401(k) Account unless distribution of such account would be permitted under Section 401(k)(2)(B) of the Code and the applicable Treasury regulations thereunder, in a single lump sum distribution to him, or to an Eligible Retirement Plan as defined in Section 15.11 pursuant to the Participant's direct rollover election described in Section 15.11, as soon as administratively practicable after the later of (i) the termination date of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan.

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IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Amendment No. 10 to be executed on the date first above written.

ENSCO INTERNATIONAL INCORPORATED BY: /s/ Charles A. Mills COMPANY
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